UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction	(Common File No.)	(IRS Employer
of incorporation)		Identification Number)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 As noted under Item 5.07 of this Current Report on Form 8-K, at the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) of MB Financial, Inc. (the “Company”) held on May 28, 2014, the Company’s stockholders approved the Company’s Third Amended and Restated Omnibus Incentive Plan (the “Third Amended and Restated Plan”). A description of the Third Amended and Restated Plan is contained in the Company’s definitive proxy statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2014 under the heading “Proposal III. Approval of the MB Financial, Inc. Third Amended and Restated Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the Third Amended and Restated Plan is attached to that proxy statement as Appendix A and also is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted above, on May 28, 2014, the Company held its 2014 Annual Meeting.  The results of the vote at the 2014 Annual Meeting are as follows:

1) Election of Directors (each for a term of one year)

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Bolger	41,759,835	4,263,578	371,569	—
Mitchell Feiger	45,719,664	667,638	7,680	—
Charles J. Gries	45,481,628	905,031	8,323	—
James N. Hallene	45,754,672	629,669	10,641	—
Thomas H. Harvey	43,776,635	2,607,619	10,728	—
Richard J. Holmstrom	45,239,757	1,143,587	11,638	—
Karen J. May	46,273,779	109,742	11,461	—
Ronald D. Santo	46,035,101	347,509	12,372	—
Renee Togher	45,616,202	763,986	14,794	—

Directors are elected by a majority of the votes cast with respect to each director. Accordingly, each of the nominees named above was elected.

2) Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,132,006	3,197,321	65,655	—

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

3) Approval of the MB Financial, Inc. Third Amended and Restated Omnibus Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,795,732	2,270,636	328,614	—

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
10.1
MB Financial, Inc. Third Amended and Restated Omnibus Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement for the 2014 Annual Meeting filed with the SEC on April 11, 2014 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: May 30, 2014	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer